UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05642

Nuveen Multi-Market Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    June 30

Date of reporting period:    June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

30 June 2018

Nuveen Closed-End Funds

JMM	Nuveen Multi-Market Income Fund

Annual Report

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

or

www.nuveen.com/client-access

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Table

of Contents

Chairman’s Letter to Shareholders

Dear Shareholders,

I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.

The increase in market volatility this year reflects greater uncertainty among investors. The global economic outlook is less clear cut than it was in 2017. U.S. growth is again decoupling from that of the rest of the world, and the U.S. dollar and interest rates have risen in response. Trade concern rhetoric and the imposition of tariffs between the U.S. and its major trading partners has recently dampened business sentiment and could pose a risk to growth expectations going forward. A host of other geopolitical concerns, including the ongoing Brexit and North American Free Trade Agreement negotiations, North Korea relations and rising populism around the world, remain on the horizon.

Despite these risks, global growth remains intact, albeit at a slower pace, providing support to corporate earnings. Fiscal stimulus, an easing regulatory environment and robust consumer spending recently helped boost the U.S. economy’s momentum. Subdued inflation pressures have kept central bank policy accommodative, even as Europe moves closer to winding down its monetary stimulus and the Federal Reserve remains on a moderate tightening course.

Headlines and political noise will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance if short-term market fluctuations are a concern. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

August 24, 2018

Portfolio Managers’

Comments

Nuveen Multi-Market Income Fund (JMM)

Nuveen Multi-Market Income Fund (JMM) is advised by Nuveen Fund Advisors, LLC (NFAL) and features portfolio management by Nuveen Asset Management, LLC (NAM). Throughout the reporting period, the portfolio management team has included Jason J. O’Brien, CFA, John T. Fruit, CFA, and Peter L. Agrimson, CFA. Chris J. Neuharth also managed the Fund until his retirement on June 1, 2018.

Here the Fund’s portfolio management team discusses economic and market conditions, key investment strategies and the Fund’s performance for the twelve-month reporting period June 30, 2018.

What factors affected the U.S. economy and financial markets during the twelve-month annual reporting period ended June 30, 2018?

After maintaining a moderate pace of growth for most of the twelve-month reporting period, the U.S. economy accelerated in the second quarter of 2018. In the April to June period, economic stimulus from tax cuts and deregulation helped lift the economy to its fastest pace since 2014. The “advance” estimate by the Bureau of Economic Analysis reported U.S. gross domestic product (GDP) grew at an annualized rate of 4.1% in the second quarter, up from 2.2% in the first quarter, 2.3% in the fourth quarter of 2017 and 2.8% in the third quarter of 2017. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and, in the second quarter, tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.0% in June 2018 from 4.3% in June 2017 and job gains averaged around 198,000 per month for the past twelve months. While the jobs market has continued to tighten, wage growth has remained lackluster during this economic recovery. Although the January jobs report revealed an unexpected pick-up in wages, the trend moderated in subsequent months. The Consumer Price Index (CPI) increased 2.9% over the twelve-month reporting period ended June 30, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.3% during the same period, slightly above the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

Low mortgage rates and low inventory continued to drive home prices higher. Although mortgage rates have started to nudge higher, they remained relatively low by historical standards. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.4% annual gain in May 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 6.1% and 6.5%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in June 2018, was the seventh rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. At the June meeting, the Fed increased its projection to four interest rate increases in 2018, from three increases projected at the March meeting, indicating its confidence in the economy’s health. In addition, in October 2017, the Fed began reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.

The markets also continued to react to geopolitical news. Protectionist rhetoric had been garnering attention across Europe, as anti-European Union (EU) sentiment featured prominently (although did not win a majority) in the Dutch, French and German elections in 2017. Italy’s 2018 elections resulted in a hung parliament, and several months of negotiations resulted in a populist, euro-skeptic coalition government. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although the U.S. and the Europe Union announced in July they would refrain from further tariffs while they negotiate trade terms. Meanwhile, in March the U.K. and EU agreed in principle to the Brexit transition terms, but political instability in the U.K. in July has clouded the outlook. The U.S. Treasury issued additional sanctions on Russia in April, and re-imposed sanctions on Iran after President Trump decided to withdraw from the 2015 nuclear agreement. The threat of a nuclear North Korea eased somewhat as the leaders of South Korea and North Korea met during April and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details.

What key strategies were used to manage the Fund during this twelve-month reporting period ended June 30, 2018?

The Fund’s investment objective is to achieve high monthly income consistent with prudent risk to capital. The management team invests the Fund’s assets primarily in taxable fixed income securities including, but not limited to: U.S. agency and privately issued mortgage-backed securities; high yield and investment grade corporate bonds; and asset-backed securities.

How did the Fund perform during this twelve-month reporting period ended June 30, 2018?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year, five-year and ten-year periods ended June 30, 2018. The Fund’s total return at net asset value (NAV) is compared with the performance of a corresponding market index. For the twelve-month reporting period ended June 30, 2018, JMM outperformed the Bloomberg Barclays U.S. Government/Mortgage Bond Index and its blended benchmark, which is composed of 75% Bloomberg Barclays U.S. Government/Mortgage Index and 25% Bloomberg Barclays U.S. Corporate High-Yield Index.

U.S. Treasury rates were broadly range-bound for the first few months of the reporting period, before moving sharply higher starting in December 2017 and through the first two months of 2018, responding to developments surrounding Fed policy and strength in the U.S. economy. In October 2017, the Fed began reducing its approximately $4.5 trillion balance sheet by gradually cutting back its monthly reinvestments into U.S. Treasuries and mortgage-backed securities.

The U.S. Treasury yield curve flattened dramatically with the 30-year Treasury yield ending the reporting period only 14 basis points higher, while the two-year Treasury yield increased by 114 basis points, reaching its highest level of this cycle. The yield of the benchmark 10-year Treasury surpassed 3% in April and May before drifting lower to end the reporting period at 2.85%. During the reporting period, several catalysts contributed to the flatter yield curve, including stronger economic data, the Fed’s rate hikes, continued low inflation and a supply imbalance in the U.S. Treasury market caused by dramatically increased issuance of shorter maturity (two- and three-year) bonds.

Investment grade bonds enjoyed fairly strong performance in the first half of the reporting period as corporate earnings continued to exceed expectations, overall credit fundamentals were constructive and demand was strong, particularly from overseas investors searching for higher yields. Credit spreads continued to contract and reached their tightest levels since 2007 by early February. Corporate bond issuance remained elevated with several industries taking advantage of tight spreads and low rates to fund merger and acquisition (M&A) activity and share buybacks. However, the tide turned for the sector in the latter part of the reporting period as U.S. trade policy, geopolitical concerns and rising interest rates fueled an increase in equity market volatility and risk asset underperformance. Spreads widened fairly significantly in the investment grade corporate sector, exacerbated by weakening overseas demand and heavy supply. As a result, investment grade credit underperformed all other fixed income spread sectors for the reporting period as a whole. Credit fundamentals remained strong with top-line revenue, earnings growth and free cash flow paving the way for disciplined balance sheet action by companies. In overseas markets, spreads for non-U.S. credit generally tracked the U.S. until late in the reporting period when European stress caused underperformance. Emerging market (EM) credit was strong early, before underperforming all other sectors in 2018 amid interest rate pressures, local policy missteps and investor outflows.

High yield credit also performed well in the first half of the reporting period with the segment continuing to benefit from low market volatility, accelerating global growth and double-digit corporate earnings growth. Funding and refinancing conditions also remained largely supportive of the segment, resulting in a high level of refinancing activity that helped to extend the current credit cycle. Despite a spike in early 2018 driven by a bout of risk aversion that spread from the technology sector in equities to risk assets more broadly, the sector continued to perform well given its income advantage and strong economic conditions. Low default levels and light net new issue activity were also supportive of the sector. For the reporting period as a whole, high yield spreads versus Treasuries narrowed despite continued rate hikes and persistent outflows from high yield mutual funds, although they did widen somewhat from the 10-year lows reached in April. The segment outperformed the majority of fixed income alternatives during the reporting period.

In the mortgage-backed securities (MBS) sector, range-bound rates and relatively low levels of volatility in the first half of the reporting period provided a solid backdrop. In October 2017, the Fed began reducing its monthly reinvestments in MBS by $4 billion per month, but the runoff was easily absorbed by banks, real estate investment trusts (REITs) and foreign buyers. At the beginning of 2018, a spike in market volatility, higher rates and the Fed’s continued reduction combined to create a more difficult environment for the MBS segment. However, the market was able to modestly recover in the final months of the reporting period after volatility lessened and the segment experienced better-than-expected demand from banks and money managers.

Asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) outpaced Treasuries during the reporting period as solid credit performance and strong demand supported both segments. Issuance was modestly ahead of the previous year’s pace, but was easily absorbed by investors looking for high quality yield in shorter maturity securities. Improving economic conditions continued to support consumer balance sheets and commercial real estate fundamentals.

The main drivers of the Fund’s outperformance relative to its benchmarks were its sector allocations and security selection. We positioned the Fund with an underweight to Treasury securities and broad overweights to securitized sectors such as ABS, MBS and CMBS as well as investment grade and high yield corporate bonds. The Fund’s

Portfolio Managers’ Comments (continued)

exposures in securitized sectors were the largest contributors to its outperformance during the reporting period. In particular, the Fund’s overweight to the CMBS sector, and especially our emphasis on A and BBB rated securities within the segment, was a meaningful driver of returns. These lower rated, investment grade segments of the CMBS market posted significant excess returns versus Treasuries during the reporting period. In particular, returns were strong in the BBB rated area of the CMBS market as investors continued their quest for higher quality yield.

Both non-agency MBS and agency MBS issued by government agencies such as Fannie Mae (FNMA), Ginnie Mae (GNMA) and Freddie Mac (FHLMC) outperformed duration-matched Treasuries, so our overweights in these segments positively contributed to the Fund’s performance. Also, in the ABS segment, the Fund benefited from our overweight to mortgage-related ABS and non-consumer ABS, which outperformed the broader index during the reporting period.

In the corporate sector, the Fund was positioned with a modest overweight to investment grade securities, which benefited performance in the first half of the reporting period, but detracted in the second half of the reporting period. Corporate credit had a strong showing through January 2018 before coming under pressure and falling short of duration-matched Treasuries for the remainder of the reporting period. Likewise our security selection within investment grade, including an emphasis on BBB rated credits and bottom-up credit selection within financials, initially aided results during the reporting period and then hindered later on. Lower quality issues led in excess returns until late in the reporting period, driven by favorable economic conditions and strong demand for yield from investors.

The Fund’s modest overweight to the high yield sector had a small positive impact on overall performance. That being said, results in our high yield portfolio were held back somewhat, largely due to our up-in-quality bias. The high yield segment saw significant outperformance among a small group of CCC rated issuers that helped to drive index performance, while BB rated securities generally lagged due to their greater sensitivity to interest rates. During the previous reporting period, we had upgraded the overall quality of our high yield holdings while keeping approximately the same modest overweight in the sector. Although we believed sound fundamentals, demand for income and continued risk appetite remained supportive for credit sectors, valuations and uncertainty made it compelling for us to upgrade quality at the margin.

We kept the Fund’s duration, or interest rate sensitivity, very close to neutral versus the benchmark’s duration at around 5.00 to 5.25 years. Therefore, our duration strategy was not a meaningful driver of the Fund’s return. We also structured the Fund’s portfolio to benefit from a flatter yield curve by modestly overweighting longer maturity securities, which slightly benefited results.

Despite the spike in market volatility during the reporting period, we continued to manage the Fund with many of the same overarching investment themes, focusing on generating income through broad exposure to the securitized and corporate sectors of the bond market, with an emphasis on security selection. From a positioning standpoint, we maintained the Fund’s decent overweights to CMBS and non-agency MBS. We added exposure to the ABS sector through non-consumer related deals like franchise fee securitizations. Although we have maintained the Fund’s small weighting in investment grade credit, we modestly reduced exposure as we reached spread targets midway through the reporting period. Credit spreads have widened from the tight levels reached in early 2018; however, we believe the fundamental and technical backdrops for credit remain positive. We continued to hold a large underweight in Treasuries, given our constructive economic view and the relatively unattractive duration and yield profile of the sector.

At the end of the reporting period, the Fund’s duration remained basically the same as the benchmark’s duration. Although we expect modest upward pressure on Treasury yields, rates will likely remain relatively low versus historical levels, given modest inflation and ongoing demand for yield. As a result, we do not believe that an aggressive duration stance is a beneficial strategy from a risk/reward perspective at this time. In terms of yield curve positioning, we are maintaining the Fund’s modest overweight to the long end of the yield curve in the near term.

We used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. These future positions had a positive impact on performance during the reporting period. The Fund also used interest rate swaps as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure. The swap positions had a positive impact on performance during the reporting period.

The Fund may also purchase securities on a when-issued or forward commitment basis. Delivery and payment for securities that have been purchased in this manner can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value if the Fund makes such purchases while remaining substantially fully invested.

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund’s common shares relative to their comparative benchmarks was the Fund’s use of leverage through the use of reverse repurchase agreements and mortgage dollar rolls. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio securities that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above. The Fund’s use of leverage had a positive impact on performance during this reporting period.

As of June 30, 2018, the Fund’s percentages of leverage are shown in the accompanying table.

JMM
Effective Leverage*	30.18%
Regulatory Leverage*	0.00%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. The Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of the Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S LEVERAGE

Reverse Repurchase Agreements

As noted above, the Fund employs leverage through the use of reverse repurchase agreements. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
July 1, 2017	Purchases	Sales	June 30, 2018	Average Balance Outstanding	Purchases	Sales	August 28, 2018
$21,081,000	$2,474,000	$(3,121,000)	$20,434,000	$19,528,863	$ —	$(141,000)	$20,293,000

Refer to Notes to Financial Statements, Note 8 – Fund Leverage for further details.

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of June 30, 2018. The Fund’s distribution levels may vary over time based on the Fund’s investment activity and portfolio investment value changes.

During the current reporting period, the Fund’s distributions to shareholders were as shown in the accompanying table.

Monthly Distributions (Ex-Dividend Date)
July 2017	$0.0360
August	0.0360
September	0.0360
October	0.0360
November	0.0360
December	0.0330
January	0.0330
February	0.0330
March	0.0300
April	0.0300
May	0.0300
June 2018	0.0300
Total Distributions from Net Investment Income	$0.3990

Current Distribution Rate*	5.14%
*

Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of June 30, 2018, the Fund had a positive UNII balance for tax purposes and a negative UNII balance for financial reporting purposes.

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Share Information (continued)

SHARE REPURCHASES

During August 2018 (subsequent to the close of this reporting period), the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate up to approximately 10% of its outstanding shares.

As of June 30, 2018, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

JMM
Shares cummulatively repurchased and retired	1,800
Shares authorized for repurchase	945,000

During the current reporting period, the Fund did not repurchase any of its outstanding shares.

OTHER SHARE INFORMATION

As of June 30, 2018, and during the current reporting period, the Fund’s share price was trading at premium/(discount) to its NAV as shown in the accompanying table.

NAV	$7.97
Share price	$7.00
Premium/(Discount) to NAV	(12.17)%
12-month average premium/(discount) to NAV	(8.54)%

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Multi-Market Income Fund (JMM)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Investing in mortgage-backed securities entails credit risk, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, pre-payment risk, and geographical concentration risks. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations including hedging risk are described in more detail on the Fund’s web page at www.nuveen.com/JMM.

JMM	Nuveen Multi-Market Income Fund Performance Overview and Holding Summaries as of June 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2018

	Average Annual
	1-Year	5-Year	10-Year
JMM at NAV	2.60%	4.56%	7.14%
JMM at Share Price	(1.37)%	4.16%	6.93%
Bloomberg Barclays U.S. Government/Mortgage Bond Index	(0.30)%	1.80%	3.20%
Blended Benchmark	0.43%	2.74%	4.47%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Asset-Backed and Mortgage-Backed Securities	107.9%
Corporate Bonds	28.9%
Sovereign Debt	1.5%
Investment Companies	0.6%
Contingent Capital Securities	0.6%
$1,000 Par (or similar) Institutional Preferred	0.3%
Repurchase Agreements	1.9%
Other Assets Less Liabilities	(14.6)%
Net Assets Plus Reverse Repurchase Agreements	127.1%
Reverse Repurchase Agreements	(27.1)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Asset-Backed and Mortgage-Backed Securities	76.2%
Chemicals	2.0%
Media	1.9%
Diversified Telecommunication Services	1.6%
Metals & Mining	1.5%
Commercial Services & Supplies	1.4%
Other	14.1%
Repurchase Agreements	1.3%
Total	100%

Portfolio Credit Quality

(% of total long-term
investments)

AAA	1.2%
AA	5.9%
A	9.0%
BBB	22.0%
BB or Lower	24.9%
U.S. Treasury/Agency	31.8%
N/R (not rated)	4.8%
N/A (not applicable)	0.4%
Total	100%

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 11, 2018 for JMM; at this meeting the shareholders were asked to elect Board Members.

JMM
Common Shares
Approval of the Board Members was reached as follows:
Margo L. Cook
For	5,227,474
Withhold	3,515,060
Total	8,742,534
Jack B. Evans
For	5,198,708
Withhold	3,543,826
Total	8,742,534
Albin F. Moschner
For	5,236,885
Withhold	3,505,649
Total	8,742,534
William J. Schneider
For	5,222,731
Withhold	3,519,803
Total	8,742,534

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Nuveen Multi-Market Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Multi-Market Income Fund (the “Fund”) as of June 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the four-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for the periods presented through June 30, 2014 were audited by other auditors whose report dated August 22, 2014 expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

August 27, 2018

JMM	Nuveen Multi-Market Income Fund Portfolio of Investments June 30, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 139.8% (98.7% of Total Investments)

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 107.9% (76.2% of Total Investments)

$1,048	321 Henderson Receivables LLC, Series 2012-1A, 144A	7.140%	2/15/67	A3	$1,101,353
500	321 Henderson Receivables LLC, Series 2016-1A, 144A	5.190%	6/17/69	Baa2	473,131
302	321 Henderson Receivables LLC., Series 2010-1A, 144A	9.310%	7/15/61	Aa1	341,575
435	321 Henderson Receivables Trust Series 2012-2A, 144A	6.770%	10/17/61	A3	446,884
278	ACE Securities Corporation, Manufactured Housing Trust Series 2003-MH1, 144A	6.500%	8/15/30	AA	300,595
750	American Homes 4 Rent, Series 2015-SFR2, 144A	5.036%	10/17/45	A2	784,765
1,702	American Homes 4 Rent, Series 2015-SFR2, 144A	0.000%	10/17/45	N/R	17
405	AmeriCold LLC Trust, Series 2010, 144A	6.811%	1/14/29	AA–	429,046
500	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/15/48	BBB–	404,167
27	Bank of America Funding Trust, Mortgage Pass-Through Certificates, Series 2007-4	5.500%	6/25/37	C	2,566
3	Barclays BCAP LLC Trust, Resecuritized Series 2009-RR14, 144A	9.399%	5/26/37	AAA	2,568
500	Barclays Commercial Mortgage, Mortgage Pass-Through Certificates, Series 2015-STP, 144A	4.427%	9/10/28	BBB–	496,604
23	Bayview Financial Acquisition Trust 2003-AA, 144A	6.072%	2/25/33	AAA	22,772
71	Bayview Financial Acquisition Trust Series 2006C	5.852%	11/28/36	Caa3	68,983
75	Bayview Financial Acquisition Trust, Series 2006-C	5.638%	11/28/36	Ba1	76,773
100	Bayview Financial Acquisition Trust, Series 2006-D	5.932%	12/28/36	Aa1	101,355
57	Bayview Financial Acquisition Trust, Series 2007-A	6.205%	5/28/37	AAA	58,128
578	Bayview Financial Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2005-D	5.500%	12/28/35	A+	583,131
157	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-3	5.160%	3/25/33	BB+	160,059
500	CHL GMSR Issuer Trust, 144A, (1-Month LIBOR reference rate + 2.750% spread), (10)	4.710%	5/25/23	N/R	499,999
450	Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-CD5, 144A, (1-Month LIBOR reference rate + 1.800% spread), (10)	3.873%	12/15/36	BBB–	451,824
275	Commercial Mortgage Pass-Through Certificates, 2015-CR22	4.259%	3/10/48	A–	266,150
500	Commercial Mortgage Pass-Through Certificates, Series 2015-CR24	3.463%	8/10/48	BBB–	407,373
511	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26	4.642%	10/10/48	A–	495,997
500	Commercial Mortgage Pass-Through Certificates, Series 2016-SAVA, 144A, (1-Month LIBOR reference rate + 3.000% spread), (10)	5.046%	10/15/34	A–	500,783
500	Commonbond Student Loan Trust, Series 2017-BGC, 144A	4.440%	9/25/42	Baa1	503,845
132	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2003-J3	5.250%	11/25/33	BBB	131,947
160	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-J2	6.500%	3/25/34	AA+	165,065
247	Countrywide Asset-Backed Certificates Trust, Series 2004-13	5.103%	5/25/35	Aaa	249,910
169	Credit Suisse CSMC Mortgage-Backed Trust, Pass-Through Certificates, Series 2006-7	6.000%	8/25/36	Caa3	136,672
506	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-8	6.171%	4/25/33	Ba1	503,610
104	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2005-11 6A7	6.000%	12/25/35	D	6,351
145	Credit Suisse First Boston Mortgage Securities, Home Equity Mortgage Pass-Through Certificates, Series 2004-6	5.821%	4/25/35	Baa1	145,463
544	Credit-Based Asset Servicing and Securitization Pool 2007-SP1, 144A	5.634%	12/25/37	AA	554,117
566	DB Master Finance LLC, Series 2015-1A, 144A	3.980%	2/20/45	BBB	567,453
363	Dominos Pizza Master Issuer LLC, Series 2015-1A, 144A	4.474%	10/25/45	BBB+	371,527
761	Driven Brands Funding LLC, HONK 2015-1A, 144A	5.216%	7/20/45	BBB–	784,760
500	Driven Brands Funding LLC, 144A	4.739%	4/20/48	BBB–	503,380
1	Fannie Mae Mortgage Pool, (3)	5.000%	11/01/18	N/R	1,302
19	Fannie Mae Mortgage Pool, (3)	5.000%	2/01/21	N/R	19,731
793	Fannie Mae Mortgage Pool, (3)	3.500%	12/01/26	N/R	802,687
766	Fannie Mae Mortgage Pool, (3)	3.500%	1/01/27	N/R	775,774
34	Fannie Mae Mortgage Pool, (3)	6.000%	5/01/29	N/R	37,124
17	Fannie Mae Mortgage Pool, (3)	7.000%	9/01/31	N/R	18,531
23	Fannie Mae Mortgage Pool, (3)	5.500%	6/01/33	N/R	24,681
90	Fannie Mae Mortgage Pool, (3)	6.000%	1/01/34	N/R	97,907
100	Fannie Mae Mortgage Pool, (3)	5.500%	2/01/34	N/R	109,227

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$95	Fannie Mae Mortgage Pool, (3)	6.000%	3/01/34	N/R	$101,852
77	Fannie Mae Mortgage Pool, (3)	6.000%	1/01/35	N/R	84,853
45	Fannie Mae Mortgage Pool, (3)	5.000%	7/01/35	N/R	47,786
19	Fannie Mae Mortgage Pool, (3)	5.500%	3/01/36	N/R	20,282
41	Fannie Mae Mortgage Pool, (3)	6.000%	6/01/36	N/R	44,356
71	Fannie Mae Mortgage Pool, (3)	5.500%	4/01/37	N/R	76,925
70	Fannie Mae Mortgage Pool, (3)	5.500%	6/01/38	N/R	75,956
1,453	Fannie Mae Mortgage Pool, (3)	3.500%	2/01/44	N/R	1,454,448
2,038	Fannie Mae Mortgage Pool, (3)	3.500%	5/01/46	N/R	2,032,542
2,515	Fannie Mae Mortgage Pool, (3)	3.000%	2/01/47	N/R	2,435,470
3,012	Fannie Mae Mortgage Pool, (3)	3.500%	3/01/48	N/R	3,001,661
99	Fannie Mae REMIC Pass-Through Certificates	7.500%	2/25/42	N/R	107,763
486	Fannie Mae REMIC Pass-Through Certificates	3.623%	12/25/42	AAA	177,139
2,975	Fannie Mae TBA, (MDR), (WI/DD)	4.500%	TBA	N/R	3,097,544
4,605	Fannie Mae TBA, (MDR), (WI/DD)	4.000%	TBA	N/R	4,694,402
2,000	Fannie Mae TBA, (MDR), (WI/DD)	3.500%	TBA	N/R	1,989,986
2,500	Fannie Mae TBA, (MDR), (WI/DD)	3.000%	TBA	N/R	2,421,094
3,052	Federal Home Loan Mortgage Corporation, Mortgage Pool, (3)	3.000%	4/1/43	N/R	2,977,734
400	Finance of America Structured Security Trust, Series 2017-HB1, 144A	3.624%	11/25/27	Baa2	398,136
797	Focus Brands Funding LLC, Asset Backed Security, 144A	5.093%	4/30/47	BBB	818,643
495	Focus Brands Funding LLC, Asset Backed Security, 144A	3.857%	4/30/47	BBB	494,861
1,825	Freddie Mac Gold Mortgage Pool, (3)	3.000%	1/1/29	N/R	1,821,177
2,725	Freddie Mac Gold Mortgage Pool, (3)	3.000%	6/1/46	N/R	2,641,043
24	Freddie Mac Mortgage Pool, Various, (3)	6.500%	11/1/28	N/R	27,046
1,274	Freddie Mac Mortgage Pool, (3)	3.500%	1/1/44	N/R	1,277,619
1,233	Freddie Mac Mortgage Pool, (3)	3.500%	2/1/44	N/R	1,235,937
750	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712, 144A	3.477%	5/25/45	AA	749,678
750	Freddie Mac Mortgage Trust, Multifamily Mortgage-Pass-Through Certificates, Series 2012-K709, 144A	3.872%	4/25/45	A	752,175
250	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K714, 144A	3.981%	1/25/47	Baa1	251,013
500	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K724, 144A	3.601%	11/25/23	BBB–	471,554
500	GMAT Trust Mortgage Pool 2013-1A, 144A	5.000%	11/25/43	N/R	356,833
500	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2013-GC16, 144A	5.503%	11/10/46	Baa3	482,887
99	Goldman Sachs Mortgage Securities Corporation, GSMPS Mortgage Pass-Through Certificates, Series 2001-2, 144A	7.500%	6/19/32	CC	96,301
552	Goldman Sachs Mortgage Securities Corporation, GSMPS Mortgage Pass-Through Certificates, Series 2003-3, 144A	7.000%	6/25/43	BBB	615,885
55	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-10 1A1	3.541%	10/25/33	A	55,992
468	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP1, 144A	8.500%	1/25/35	B2	525,166
655	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP2 1A2, 144A	7.500%	3/25/35	B1	703,553
462	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP3 1A2, 144A	8.000%	9/25/35	B3	504,593
744	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP3 1A2, 144A	7.500%	9/25/35	B3	793,565
500	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2015-GC32	3.345%	7/10/48	BBB–	404,464
217	Government National Mortgage Association Pool, (3)	5.500%	8/15/33	N/R	242,646
112	Government National Mortgage Association Pool, (3)	6.000%	7/15/34	N/R	122,276
263	Impac Secured Assets Corporation, Mortgage Pass-Through Certificates, Series 2000-3	8.000%	10/25/30	CCC	239,513
12	IndyMac MBS Inc., Residential Asset Securitization Trust, Mortgage Pass-Through Certificates, Series 2004-A2	4.000%	5/25/34	AA+	12,000
496	Jimmy Johns Funding LLC, Series 2017-1A, 144A	3.610%	7/30/47	BBB	492,995
744	Jimmy Johns Funding LLC, 144A	4.846%	7/30/47	BBB	746,496
309	JPMorgan Alternative Loan Trust 2006-S1, Mortgage Pass-Through Certificates	6.500%	3/25/36	D	273,767
750	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2011-C4 C, 144A	5.522%	7/15/46	A	784,510

JMM	Nuveen Multi-Market Income Fund (continued)
Portfolio of Investments June 30, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$500	JPMorgan Chase Commercial Mortgage Securities Corporation, Series 2016-JP4, 144A	3.596%	12/15/49	BBB–	$413,180
500	JPMorgan Chase Commercial Mortgage Securities Trust 2018-BCON, 144A	3.881%	1/05/31	BBB–	489,141
500	JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, 144A	3.000%	10/15/50	BBB–	392,933
31	Lehman ABS Manufactured Housing Contract Asset Backed Certificates, Series 2001B	4.350%	4/15/40	AA	31,044
381	Master RePerforming Loan Trust 2005-1, 144A	7.500%	8/25/34	B3	386,403
24	Master Resecuritization Trust 2009-1, 144A	6.000%	10/25/36	AAA	24,199
1,086	Mid-State Capital Corporation Trust Notes, Series 2004-1 A	6.005%	8/15/37	AA+	1,169,801
898	Mid-State Capital Corporation Trust Notes, Series 2005-1	5.745%	1/15/40	AA	967,415
74	Mid-State Trust 2004-A	8.900%	8/15/37	BBB	83,920
582	Mid-State Trust 2010-1, 144A	7.000%	12/15/45	A	623,697
680	Mid-State Trust 2010-1, 144A	5.250%	12/15/45	AA	710,030
276	Mid-State Trust XI	5.598%	7/15/38	BBB	291,878
500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, 144A	4.913%	6/15/47	BBB–	442,255
500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, 144A	4.382%	4/15/48	BBB–	425,669
500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25	3.068%	10/15/48	BBB–	412,419
500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C28	4.746%	1/15/49	A3	500,066
92	Morgan Stanley Mortgage Loan Trust, Pass-Through Certificates, 2006-2	5.750%	2/25/36	Caa2	92,412
309	Mortgage Asset Securitization Transaction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates Series 2004-1	7.000%	1/25/34	BBB–	315,204
335	Mortgage Asset Securitization Transaction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates, 2004-5 6A1	7.000%	6/25/34	AA+	349,593
324	Mortgage Asset Securitization Transactions Inc., Mortgage Pass-Through Certificates, Series 2003-11	5.250%	12/25/33	A	327,317
500	New Residential Advance Receivable Trust, Series 2017-T1, 144A	4.002%	2/15/51	BBB	490,114
479	New Residential Mortgage LLC, 144A	4.690%	5/25/23	N/R	478,613
519	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2014-1A, 144A	6.023%	1/25/54	BBB	547,340
443	NRZ Excess Spread-Collateralized Notes Series 2018-PLS1, 144A	4.374%	1/25/23	N/R	439,965
454	NRZ Excess Spread-Collateralized Notes Series 2018-PLS2, 144A	4.593%	2/25/23	N/R	451,650
6	Oakwood Mortgage Investors Inc., Series 1999-A	6.090%	4/15/29	Aaa	6,081
500	OMART Receivables Trust, Series 2016-T2, 144A	4.446%	8/16/49	BBB	500,217
500	OMART Receivables Trust, Series 2017-T1, 144A	3.536%	9/15/48	BBB	499,027
500	PNMAC GMSR Issuer Trust 2018-GT1, 144A, (1-Month LIBOR reference rate + 2.850% spread), (10)	4.941%	2/25/23	N/R	503,013
500	PNMAC GMSR Issuer Trust 2018-GT1, 144A, (1-Month LIBOR reference rate + 2.350% spread), (10)	4.310%	4/25/23	N/R	501,719
500	Progress Residential Trust, Series 2017- SFR2, 144A	3.595%	12/17/34	Baa2	486,990
500	Prosper Marketplace Issuance Trust, Series 2017-3A, 144A	3.360%	11/15/23	BBB–	496,825
241	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2005-4 A6	5.749%	2/25/36	Caa1	240,910
532	Residential Asset Securities Corporation , Home Equity Mortgage Asset Backed Pass-Through Certificates, Series 2004-KS1	5.721%	2/25/34	A+	541,659
189	Salomon Brothers Commercial Mortgage Trust Pass-Through VII Certificates, Series 2003-1 A2, 144A	6.000%	9/25/33	BB	189,892
411	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2017-CH2, 144A	4.000%	12/25/47	Aaa	413,772
571	Sonic Capital LLC, 144A	3.750%	7/20/43	BBB	574,333
500	Sonic Capital LLC, 144A	4.026%	2/20/48	BBB	493,245
320	Structured Receivables Finance 2010-A LLC, 144A	5.218%	1/16/46	AAA	325,620
542	Taco Bell Funding LLC, Series 2016-1A, 144A	3.832%	5/25/46	BBB	542,400
616	Taco Bell Funding LLC, 144A	4.970%	5/25/46	BBB	635,614
500	TCF Auto Receivables Owner Trust 2016-PT1, 144A	3.210%	1/17/23	A+	491,923
500	Vericrest Opportunity Loan Transferee, Series 2015-NP14, 144A	4.875%	11/27/45	N/R	500,792
500	Vericrest Opportunity Loan Transferee, Series 2017-NPL5, 144A	5.375%	5/28/47	N/R	498,309
500	Verus Securitization Trust, Series 2017-1A, 144A	5.273%	1/25/47	A	500,167
457	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-MS4	5.500%	2/25/33	N/R	460,262
117	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-S6	4.500%	7/25/18	B–	116,846
11	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-S8	5.000%	9/25/18	BBB	10,574

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$29	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2004-RA3	6.263%	8/25/38	AA	$30,028
500	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C30, 144A	4.646%	9/15/58	BBB–	446,871
500	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C26, 144A	3.586%	2/15/48	BBB–	406,448
750	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3, 144A	5.335%	3/15/44	A1	744,486
899	Wendy’s Funding LLC, Series 2015-1A, 144A	4.080%	6/15/45	BBB	909,593
250	WF-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C2, 144A	5.392%	2/15/44	Aa2	256,962
$83,829	Total Asset-Backed and Mortgage-Backed Securities (cost $81,585,613)				81,402,615

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 28.9% (20.4% of Total Investments)

	Aerospace & Defense – 0.7%

$120	Alcoa Inc.	5.400%	4/15/21	BBB–	$123,299
300	Triumph Group Inc.	4.875%	4/01/21	B–	288,750
150	Triumph Group Inc.	5.250%	6/01/22	B–	144,375
570	Total Aerospace & Defense				556,424

	Auto Components – 0.3%

250	American Axle & Manufacturing Inc.	6.250%	4/01/25	BB–	248,125

	Automobiles – 0.2%

100	Ford Motor Company	7.450%	7/16/31	BBB	117,504

	Banks – 0.3%

250	CIT Group Inc., Series A	5.800%	N/A (4)	B+	246,875

	Building Products – 0.3%

200	American Woodmark Corp, 144A	4.875%	3/15/26	BB	189,500

	Capital Markets – 0.4%

250	Donnelley Financial Solutions, Inc.	8.250%	10/15/24	B	261,875

	Chemicals – 2.8%

200	CF Industries Inc.	3.450%	6/01/23	BB+	189,248
250	Chemours Co	5.375%	5/15/27	BB–	241,875
100	CVR Partners LP / CVR Nitrogen Finance Corp., 144A	9.250%	6/15/23	B+	103,000
200	FXI Holdings, Inc., 144A	7.875%	11/01/24	B	195,500
100	Hexion Inc.	6.625%	4/15/20	CCC+	93,640
200	Kissner Group Holdings LP, 144A	8.375%	12/01/22	B	204,500
375	NOVA Chemicals Corporation, 144A	5.000%	5/01/25	BBB–	355,313
250	OCI NV, 144A	6.625%	4/15/23	BB–	253,925
200	Platform Specialty Products Corporation, 144A	6.500%	2/01/22	B+	203,500
250	Tronox Inc., 144A	6.500%	4/15/26	B-	248,438
2,125	Total Chemicals				2,088,939

	Commercial Services & Supplies – 1.7%

150	APX Group, Inc.	8.750%	12/01/20	CCC	143,565
200	Arch Merger Sub Inc., 144A	8.500%	9/15/25	B–	186,500
250	Brinks Company., 144A	4.625%	10/15/27	BB+	231,250
250	Hulk Finance Corp, 144A	7.000%	6/01/26	B–	239,375
250	R.R. Donnelley & Sons Company	7.875%	3/15/21	B	253,750
250	Waste Pro USA Inc., 144A	5.500%	2/15/26	B+	240,313
1,350	Total Commercial Services & Supplies				1,294,753

	Distributors – 0.3%

250	American Builders & Contractors Supply Co Inc., 144A	5.875%	5/15/26	B+	245,938

JMM	Nuveen Multi-Market Income Fund (continued)
Portfolio of Investments June 30, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services – 0.9%

$225	Jefferies Finance LLC Corporation, 144A	7.250%	8/15/24	BB–	$220,500
220	Park Aerospace Holdings Limited, 144A	5.500%	2/15/24	BB	217,204
225	Quicken Loans Inc., 144A	5.250%	1/15/28	Ba1	207,518
670	Total Diversified Financial Services				645,222

	Diversified Telecommunication Services – 2.2%

99	Frontier Communications Corporation	8.500%	4/15/20	B	101,167
350	GCI Inc.	6.875%	4/15/25	B+	362,355
200	Level 3 Financing Inc.	5.250%	3/15/26	BB	190,220
500	Qwest Corporation	6.750%	12/01/21	BBB–	532,006
200	Telenet Finance Luxembourg Notes Sarl	5.500%	3/01/28	BB+	181,735
300	Zayo Group LLC / Zayo Capital Inc., 144A	5.750%	1/15/27	B	294,750
1,649	Total Diversified Telecommunication Services				1,662,233

	Electric Utilities – 0.3%

200	ACWA Power Management And Investment One Ltd, 144A	5.950%	12/15/39	BBB–	195,376

	Electrical Equipment – 0.3%

250	Energizer Gamma Acquisition Inc., 144A (WI/DD)	6.375%	7/15/26	BB–	254,219

	Energy Equipment & Services – 0.9%

250	Ensco PLC.	7.750%	2/01/26	BB–	236,174
200	SESI, LLC, 144A	7.125%	12/15/21	BB–	203,500
200	Transocean Inc., 144A	9.000%	7/15/23	B+	215,250
650	Total Energy Equipment & Services				654,924

	Equity Real Estate Investment Trusts – 1.3%

300	CommomWealth REIT	5.875%	9/15/20	Baa2	309,801
200	CoreCivic, Inc.	4.750%	10/15/27	Ba1	181,500
250	Geo Group Inc.	6.000%	4/15/26	B+	242,500
250	Iron Mountain Inc., 144A	5.250%	3/15/28	BB–	231,350
1,000	Total Equity Real Estate Investment Trusts				965,151

	Food Products – 0.5%

200	Fage International SA/ FAGE USA Dairy Industry, Inc., 144A	5.625%	8/15/26	BB–	184,000
200	Post Holdings Inc., 144A	5.625%	1/15/28	B	187,500
400	Total Food Products				371,500

	Gas Utilities – 1.0%

250	AmeriGas Partners LP/AmeriGas Finance Corporation	5.500%	5/20/25	BB	242,188
300	Ferrellgas LP	6.750%	1/15/22	B–	271,500
55	NGL Energy Partners LP / NGL Energy Finance Corp	6.125%	3/01/25	B+	51,975
200	Suburban Propane Partners LP	5.875%	3/01/27	BB–	187,000
805	Total Gas Utilities				752,663

	Health Care Providers & Services – 0.4%

16	CHS/Community Health Systems Inc., 144A	8.125%	6/30/24	CCC–	13,220
153	Community Health Systems, Inc.	6.875%	2/01/22	CCC–	78,030
175	HCA Inc.	5.250%	6/15/26	BBB–	173,810
344	Total Health Care Providers & Services				265,060

	Health Care Technology – 0.3%

250	Exela Intermediate LLC / Exela Financial Inc., 144A	10.000%	7/15/23	B	255,313

	Hotels, Restaurants & Leisure – 0.6%

250	Carlson Travel, Inc., 144A	6.750%	12/16/23	B2	245,000
250	Viking Cruises Limited, 144A	5.875%	9/15/27	B	236,250
500	Total Hotels, Restaurants & Leisure				481,250

	Household Durables – 1.0%

250	Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	B+	253,124

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Household Durables (continued)

$250	M-I Homes Inc.	5.625%	8/01/25	BB–	$233,750
250	William Lyon Homes Incorporated	5.875%	1/31/25	B+	236,563
750	Total Household Durables				723,437

	Independent Power & Renewable Electricity Producers – 0.2%

200	Talen Energy Supply LLC	6.500%	6/01/25	B+	152,500

	Insurance – 0.6%

250	Genworth Holdings Inc.	4.800%	2/15/24	B	216,875
250	Wand Merger Corp, 144A (WI/DD)	8.125%	7/15/23	B2	253,438
500	Total Insurance				470,313

	Internet Software & Services – 0.3%

200	Inception Merger Sub Inc. / Rackspace Hosting Inc., 144A	8.625%	11/15/24	BB–	201,000

	Leisure Products – 0.3%

250	Mattel Inc., 144A	6.750%	12/31/25	BB	243,438

	Machinery – 0.2%

150	Navistar International Corporation, 144A	6.625%	11/01/25	B–	154,125

	Media – 2.7%

250	CBS Radio, Inc., 144A	7.250%	11/01/24	B–	238,125
300	Charter Communications Operating LLC/ Charter Communications Operating Capital Corporation	4.908%	7/23/25	BBB–	302,877
200	National CineMedia LLC	6.000%	4/15/22	Ba3	203,250
350	Neptune Finco Corporation, 144A	10.125%	1/15/23	B2	385,875
200	Quebecor Media Inc.	5.750%	1/15/23	B+	204,000
500	SFR Group SA, 144A	7.375%	5/01/26	B1	488,850
200	VTR Finance BV, 144A	6.875%	1/15/24	BB–	200,940
2,000	Total Media				2,023,917

	Metals & Mining – 2.1%

250	Alcoa Nederland Holding BV, 144A	6.750%	9/30/24	BB+	263,648
175	Allegheny Technologies Inc.	5.950%	1/15/21	B	175,874
300	Eldorado Gold Corporation, 144A	6.125%	12/15/20	B	289,500
150	Freeport McMoRan, Inc.	3.875%	3/15/23	BB+	141,750
150	SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp., 144A	7.500%	6/15/25	BB–	152,625
150	Taseko Mines Limited, 144A	8.750%	6/15/22	B	153,000
200	United States Steel Corp	6.250%	3/15/26	BB–	197,875
200	Warrior Met Coal LLC, 144A	8.000%	11/01/24	BB–	206,500
1,575	Total Metals & Mining				1,580,772

	Oil, Gas & Consumable Fuels – 1.4%

200	Genesis Energy LP	5.625%	6/15/24	BB–	187,000
275	PBF Holding Company LLC.	7.250%	6/15/25	BB	289,094
200	Southwestern Energy Company	7.500%	4/01/26	BB	207,000
200	Ultra Resources, Inc., 144A	7.125%	4/15/25	BB	140,500
250	Whiting Petroleum Corporation., 144A	6.625%	1/15/26	BB–	257,813
1,125	Total Oil, Gas & Consumable Fuels				1,081,407

	Personal Products – 0.3%

250	Coty Inc., 144A	6.500%	4/15/26	BB	239,844

	Pharmaceuticals – 0.3%

220	Teva Pharmaceutical Finance Netherlands III BV	6.750%	3/01/28	BB	224,152

	Real Estate Management & Development – 1.0%

250	Hunt Cos Inc., 144A	6.250%	2/15/26	BB–	233,125
250	Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB	242,499
300	Mattamy Group Corporation, 144A	6.500%	10/01/25	BB	294,168
800	Total Real Estate Management & Development				769,792

JMM	Nuveen Multi-Market Income Fund (continued)
Portfolio of Investments June 30, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Road & Rail – 0.7%

$200	Avis Budget Car Rental, 144A	6.375%	4/01/24	BB	$196,000
100	The Hertz Corporation, 144A	7.625%	6/01/22	BB–	96,000
250	United Rentals North America Inc.	4.875%	1/15/28	BB	232,188
550	Total Road & Rail				524,188

	Software – 0.3%

200	CDK Global Inc.	5.875%	6/15/26	BB+	204,250

	Specialty Retail – 0.2%

205	L Brands, Inc.	6.875%	11/01/35	BB+	182,450

	Technology Hardware, Storage & Peripherals – 0.2%

175	NCR Corporation	4.625%	2/15/21	BB	173,688

	Textiles, Apparel & Luxury Goods – 0.3%

225	Levi Strauss & Company	5.000%	5/01/25	BB+	223,875

	Tobacco – 0.3%

250	Vector Group Limited, 144A	6.125%	2/01/25	BB–	241,563

	Wireless Telecommunication Services – 0.8%

200	Digicel Limited, 144A	6.000%	4/15/21	B1	180,500
250	Hughes Satellite Systems Corporation, 144A	6.625%	8/01/26	BB–	231,250
200	Sprint Capital Corporation	6.875%	11/15/28	B+	192,000
650	Total Wireless Telecommunication Services				603,750
$22,338	Total Corporate Bonds (cost $22,378,514)				21,771,305

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 1.5% (1.0% of Total Investments)

	Argentina – 0.3%

$200	Argentine Republic Government International Bond	4.625%	1/11/23	B+	$176,102

	Egypt – 0.5%

400	Arab Republic of Egypt, 144A	5.875%	6/11/25	B	372,052

	El Salvador – 0.1%

100	Republic of El Salvador, 144A	5.875%	1/30/25	B3	93,546

	Oman – 0.3%

250	Oman Government International Bond., 144A	4.125%	1/17/23	Baa3	237,500

	Sri Lanka – 0.3%

250	Republic of Sri Lanka, 144A	6.125%	6/03/25	B+	233,609
$1,200	Total Sovereign Debt (cost $1,155,213)				1,112,809

Shares	Description (1), (5)				Value

	INVESTMENT COMPANIES – 0.6% (0.5% of Total Investments)

32,000	Blackrock Credit Allocation Income Trust IV				$386,560
7,036	Pioneer Floating Rate Trust				78,662
	Total Investment Companies (cost $481,712)				465,222

Principal Amount (000)	Description (1), (6)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 0.6% (0.4% of Total Investments)

	Banks – 0.6%

$200	Banco Bilbao Vizcaya Argentaria S.A	6.125%	N/A (4)	Ba2	$176,500
100	Lloyds Banking Group PLC	7.500%	N/A (4)	Baa3	101,550
200	Societe Generale SA, 144A	6.750%	N/A (4)	BB+	183,500
$500	Total Contingent Capital Securities (cost $504,559)				461,550

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 0.3% (0.2% of Total Investments)

	Commercial Services & Supplies – 0.3%

$200	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	Ba1	$206,000
$200	Total $1,000 Par (or similar) Institutional Preferred (cost $203,903)				206,000
	Total Long-Term Investments (cost $106,309,514)				105,419,501

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 1.9% (1.3% of Total Investments)

	REPURCHASE AGREEMENTS – 1.9% (1.3% of Total Investments)

$1,432	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/18, repurchase price $1,432,000, collateralized by $1,525,000 U.S. Treasury Notes, 2.000%, due 2/15/25, value $1,461,584	0.900%	7/02/18		$1,431,893
	Total Short-Term Investments (cost $1,431,893)				1,431,893
	Total Investments (cost $107,741,407) – 141.7%				106,851,394
	Reverse Repurchase Agreements – (27.1)% (8)				(20,434,000)
	Other Assets Less Liabilities – (14.6)% (7)				(11,009,058)
	Net Assets – 100%				$75,408,336

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 5-Year Note	Short	(66)	9/18	$(7,490,723)	$(7,498,734)	$(8,011)	$1,547
U.S. Treasury 10-Year Note	Short	(38)	9/18	(4,555,456)	(4,567,125)	(11,669)	—
U.S. Treasury 10-Year Ultra Note	Short	(52)	9/18	(6,611,859)	(6,668,188)	(56,329)	—
U.S. Treasury Long Bond	Short	(7)	9/18	(1,004,953)	(1,015,000)	(10,047)	(219)
U.S. Treasury Ultra Bond	Long	32	9/18	5,000,994	5,106,000	105,006	(2,000)
				$(14,661,997)	$(14,643,047)	$18,950	$(672)
Total receivable for variation margin on futures contracts							$1,547
Total payable for variation margin on futures contracts							$(2,219)
*	The aggregate amount of long and short positions is $5,000,994 and $(19,662,991), respectively.

Interest Rate Swaps (OTC Uncleared)

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (9)	Optional Maturity Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$17,000,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$758,973	$758,973

JMM	Nuveen Multi-Market Income Fund (continued)
Portfolio of Investments June 30, 2018

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements.

(4)	Perpetual security. Maturity date is not applicable.

(5)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(6)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms for the benefit of the issuer. For example the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(7)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(8)	Reverse Repurchase Agreements as a percentage of Total Investments is 19.1%

(9)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

(10)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

MDR	Denotes investment is subject to dollar roll transactions.

REIT	Real Estate Investment Trust

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2018

Assets
Long-term investments, at value (cost $106,309,514)	$105,419,501
Short-term investments, at value (cost approximates value)	1,431,893
Cash collateral at broker for investments in futures contracts(1)	108,467
Unrealized appreciation on interest rate swaps	758,973
Receivable for:
Interest	641,248
Investments sold	596,678
Paydowns	1,591
Reclaims	1,668
Variation margin on futures contracts	1,547
Other assets	3,812
Total assets	108,965,378
Liabilities
Reverse repurchase agreements	20,434,000
Payable for:
Dividends	266,798
Investments purchased	12,659,959
Variation margin on futures contracts	2,219
Accrued expenses:
Interest	14,147
Management fees	74,766
Trustees fees	654
Other	104,499
Total liabilities	33,557,042
Net assets	$75,408,336
Shares outstanding	9,462,350
Net asset value (“NAV”) per share outstanding	$7.97
Net assets consist of:
Shares, $0.01 par value per share	$94,624
Paid-in surplus	82,347,966
Undistributed (Over-distribution of) net investment income	(62,147)
Accumulated net realized gain (loss)	(6,860,017)
Net unrealized appreciation (depreciation)	(112,090)
Net assets	$75,408,336
Authorized shares	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in futures contracts.

See accompanying notes to financial statements.

Statement of Operations

Year Ended June 30, 2018

Investment Income
Dividends	$36,663
Interest	4,673,681
Total investment income	4,710,344
Expenses
Management fees	932,698
Interest expense	315,301
Custodian fees	88,865
Trustees fees	3,227
Professional fees	18,881
Shareholder reporting expenses	37,255
Shareholder servicing agent fees	5,989
Stock exchange listing fees	2,494
Investor relations expense	9,354
Other	22,671
Total expenses	1,436,735
Net investment income (loss)	3,273,609
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(605,598)
Futures contracts	588,717
Change in net unrealized appreciation (depreciation) of:
Investments	(1,907,296)
Futures contracts	(10,221)
Swaps	697,635
Net realized and unrealized gain (loss)	(1,236,763)
Net increase (decrease) in net assets from operations	$2,036,846

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Year Ended 6/30/18	Year Ended 6/30/17
Operations
Net investment income (loss)	$3,273,609	$3,681,049
Net realized gain (loss) from:
Investments	(605,598)	(1,133,510)
Futures contracts	588,717	(36,522)
Change in net unrealized appreciation (depreciation) of:
Investments	(1,907,296)	1,965,121
Futures contracts	(10,221)	347,704
Swaps	697,635	61,338
Net increase (decrease) in net assets from operations	2,036,846	4,885,180
Distributions to Shareholders
From net investment income	(3,775,478)	(4,087,735)
Decrease in net assets from distributions to shareholders	(3,775,478)	(4,087,735)
Net increase (decrease) in net assets	(1,738,632)	797,445
Net assets at the beginning of period	77,146,968	76,349,523
Net assets at the end of period	$75,408,336	$77,146,968
Undistributed (Over-distribution of) net investment income at the end of period	$(62,147)	$121,064

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended June 30, 2018

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$2,036,846
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(176,104,012)
Proceeds from sales and maturities of investments	176,195,180
Proceeds from (Purchases of) short-term investments, net	1,649,073
Proceeds from litigation settlement	9,380
Amortization (Accretion) of premiums and discounts, net	(25,033)
(Increase) Decrease in:
Cash collateral at broker for investments in futures contracts	(33,467)
Receivable for dividends	3,625
Receivable for interest	(2,722)
Receivable for investments sold	(454,574)
Receivable for paydowns	549
Receivable for reclaims	(1,668)
Receivable for variation margin on futures contracts	15,047
Other assets	863
Increase (Decrease) in:
Payable for investments purchased	(703,508)
Payable for variation margin on futures contracts	844
Accrued interest	10,070
Accrued management fees	(3,980)
Accrued Trustees fees	(673)
Accrued other expenses	(6,981)
Net realized (gain) loss from:
Investments	605,598
Paydowns	74,366
Change in net unrealized appreciation (depreciation) of:
Investments	1,907,296
Swaps	(697,635)
Net cash provided by (used in) operating activities	4,474,484
Cash Flows from Financing Activities:
Net borrowings through reverse repurchase agreements	(647,000)
Cash distributions paid to shareholders	(3,827,484)
Net cash provided by (used in) financing activities	(4,474,484)
Net Increase (Decrease) in Cash	—
Cash at the beginning of period	—
Cash at the end of period	$—

Supplemental Disclosures of Cash Flow Information
Cash paid for interest	$305,231

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount From Shares Repurchase and Retired		Ending NAV	Ending Share Price
Year Ended 6/30:
2018	$8.15	$0.35	$(0.13)	$0.22	$(0.40)	$—	$—	$(0.40)	$—		$7.97	$7.00
2017	8.07	0.39	0.12	0.51	(0.43)	—	—	(0.43)	—		8.15	7.49
2016	8.40	0.41	(0.26)	0.15	(0.48)	—	—	(0.48)	—	**	8.07	7.48
2015	8.72	0.47	(0.31)	0.16	(0.48)	—	—	(0.48)	—		8.40	7.21
2014(f)	8.34	0.40	0.39	0.79	(0.41)	—	—	(0.41)	—		8.72	7.77
Year Ended 8/31:
2013	8.49	0.53	(0.12)	0.41	(0.56)	—	—	(0.56)	—		8.34	7.25

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

2.60%	(1.37)%	$75,408	1.88%		4.28%		1.88%		4.28%		165%
6.62	6.08	77,147	1.71		4.72		1.64		4.79		191
1.89	10.86	76,350	1.68		4.66		1.30		5.05		205
1.88	(1.24)	79,498	1.60		5.14		1.26		5.47		143
9.68	13.10	82,558	1.22	*	5.68	*	1.22	*	5.68	*	251

4.93	(4.19)	78,902	1.18		6.20		1.18		6.20		310

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •

Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements (as described in Note 8 – Fund Leverage, Reverse Repurchase Agreements), where applicable.

•	Each ratio includes the effect of all interest expenses paid and other costs related to reverse repurchase agreements, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets
Year Ended 6/30:
2018	0.41%
2017	0.23
2016	0.15
2015	0.12
2014(f)	0.06	*
Year Ended 8/31:
2013	0.04

(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. As of September 8, 2016, the Adviser is no longer contractually reimbursing the Fund for any fees and expenses.
(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the ten months ended June 30, 2014.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Multi-Market Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JMM.” The Fund was organized as a Massachusetts business trust on May 27, 2014 (previously organized as a Virginia corporation).

The end of the reporting period for the Fund is June 30, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended June 30, 2018 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the Fund’s investment portfolio.

Investment Objective and Principal Investment Strategies

The Fund seeks to provide high monthly income consistent with prudent risk to capital. The Fund will invest primarily in debt securities, including, but not limited to, U.S. agency and privately issued mortgage-backed securities, corporate debt securities, and asset-backed securities. Under normal market conditions, at least 65% of the Fund’s total assets must be invested in securities that, at the time of purchase, are rated investment-grade or of comparable quality. No more than 35% of the Fund’s total assets may be held in high-yield issues. The Fund is authorized to borrow funds or issue senior securities in amounts not exceeding 33 1⁄3% of its total assets. The Fund may utilize derivatives including options; futures contracts; options on futures contracts; interest-rate caps, collars and floors; interest-rate, total return, and credit default swap agreements; and options on the foregoing type of swap agreements.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$12,659,959

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest, fees earned from reverse repurchase agreements and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Fees earned from reverse repurchase agreements are further described in Note 8 – Fund Leverage, Reverse Repurchase Agreements.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing

Notes to Financial Statements (continued)

Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Investments in investment companies are valued at their respective net asset value (“NAV”) on valuation date and are generally classified as Level 1.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Asset-Backed and Mortgage-Backed Securities	$—	$81,402,615	$—	$81,402,615
Corporate Bonds	—	21,771,305	—	21,771,305
Sovereign Debt	—	1,112,809	—	1,112,809
Investment Companies	465,222	—	—	465,222
Contingent Capital Securities	—	461,550	—	461,550
$1,000 Par (or similar) Institutional Preferred	—	206,000	—	206,000

Short-Term Investments:
Repurchase Agreements	—	1,431,893	—	1,431,893

Investments in Derivatives:
Futures Contracts**	18,950	—	—	18,950
Interest Rate Swaps**	—	758,973	—	758,973
Total	$484,172	$107,145,145	$—	$107,629,317
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)

If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Dollar Roll Transactions

The Fund is authorized to enter into dollar roll transactions (“dollar rolls”) in which the Fund purchases or sells mortgage-backed securities (“MBS”) for delivery in the future and simultaneously contracts to sell or repurchase a substantially similar (same type, coupon, and maturity) MBS on a different specified future date. Dollar rolls are identified in the Portfolio of Investments as “MDR”, when applicable. During the roll period, the Fund foregoes principal and interest paid on the MBS. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase. Such compensation is recognized as a component of “Net realized gain (loss) from investments” on the Statement of Operations. Dollar rolls are valued daily.

Dollar rolls involve the risk that the market value of the MBS the Fund is obligated to repurchase under an agreement may decline below the repurchase price. These transactions also involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$1,431,893	$(1,431,893)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading

Notes to Financial Statements (continued)

Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker will credit the Fund’s account with an amount equal to appreciation. Conversely, if the Fund has unrealized depreciation the clearing broker will debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$24,085,859
*

The average notional amount is calculated based on the absolute aggregate national amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(76,009)	Payable for variation margin on futures contracts*	$94,959
*

Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$588,717	$(10,221)

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund used interest rate swap contracts as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$17,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statements of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps**	$758,973	—	$—
**

Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities, when applicable, and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

Notes to Financial Statements (continued)

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

				Gross Amounts not offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
Morgan Stanley Capital Services LLC	$758,973	$—	$758,973	$—	$(758,973)	$—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$—	$697,635

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Share Transactions

The Fund did not have any share transactions during the current and prior fiscal period.

5. Investment Transactions

Long-term purchases and sales (including maturities and dollar roll transactions, but excluding derivative transactions) during the current fiscal period aggregated $176,104,012 and $176,195,180 respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis as of June 30, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$107,975,043
Gross unrealized:
Appreciation	$1,113,644
Depreciation	(2,237,293)
Net unrealized appreciation (depreciation) of investments	$(1,123,649)

Tax cost of futures contracts	$18,950
Net unrealized appreciation (depreciation) of futures contracts	—

Tax cost of swaps	$—
Net unrealized appreciation (depreciation) of swaps	758,973

Permanent differences, primarily due to paydowns, bond premium amortization adjustments, treatment of notional principal contracts and complex securities character adjustments, resulted in reclassifications among the Fund’s components of net assets as of June 30, 2018, the Fund’s tax year end, as follows:
Paid-in surplus	$—
Undistributed (Over-distribution of) net investment income	318,658
Accumulated net realized gain (loss)	(318,658)

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2018, the Fund’s tax year end, were as follows:
Undistributed net ordinary income[1]	$434,067
Undistributed net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended June 30, 2018 and June 30, 2017 was designated for purposes of the dividends paid deduction as follows:

2018
Distributions from net ordinary income[1]	$3,832,252
Distributions from net long-term capital gains	—

2017
Distributions from net ordinary income[1]	$4,087,735
Distributions from net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of June 30, 2018, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$424,151
Long-term	6,395,782
Total	$6,819,933

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Notes to Financial Statements (continued)

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.7000%
For the next $125 million	0.6875
For the next $150 million	0.6750
For the next $600 million	0.6625
For managed assets over $1 billion	0.6500

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2018, the complex-level fee for the Fund was 0.1591%.

8. Fund Leverage

Reverse Repurchase Agreements

During the current fiscal period, the Fund entered into reverse repurchase agreements as a means of leverage.

In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund will segregate assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded as a liability and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.

Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund receives a fee for use of the security by the counterparty. This results in interest income to the Fund, which is recognized as a component of “Interest income” on the Statement of Operations.

As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Counterparty	Coupon	Principal Amount	Maturity	Value	Value and Accrued Interest
BNP Paribas	2.18%	$(14,173,000)	7/20/18	$(14,173,000)	$(14,182,441)
Goldman Sachs	2.46	(6,261,000)	7/20/18	(6,261,000)	(6,265,706)
		$(20,434,000)		$(20,434,000)	$(20,448,147)

During the current fiscal period, the average daily balance outstanding and average interest rate on the Fund’s reverse repurchase agreements were as follows:

Average daily balance outstanding	$19,528,863
Average interest rate	1.61%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Counterparty	Reverse Repurchase* Agreements	Collateral Pledged** to Counterparty	Net Exposure
BNP Paribas	$(14,182,441)	$14,182,441	$ —
Goldman Sachs	(6,265,706)	6,265,706	—
	$(20,448,147)	$20,448,147	$—
*	Represents gross value and accrued interest for the counterparty as reported in the preceding table
**	As of the end of the reporting period, the value of the collateral pledged to the counterparty exceeded the value of the reverse repurchase agreements.

9. Borrowing Arrangements

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

10. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

FASB ASU 2016-18: Statement of Cash Flows – Restricted Cash (“ASU 2016-18”)

The FASB has issued ASU 2016-18, which will require entities to include the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the implications of ASU 2016-18, if any.

Additional Fund

Information

(Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short-term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended June 30, 2018:

% of Interest-Related Dividends	78.9%

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JMM
Shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FlNRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms

Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎

Blended Benchmark: A two index blend comprised of weightings approximating the Fund’s proposed portfolio: 25% Bloomberg Barclays U.S. Corporate High-Yield Index and 75% Bloomberg Barclays U.S. Government/Mortgage Index. 1) Bloomberg Barclays U.S. Corporate High-Yield Index: An unmanaged index that covers the universe of domestic fixed-rate non-investment grade debt; and 2) Bloomberg Barclays U.S. Government/Mortgage Index: An unmanaged index considered representative of U.S. government treasury securities and agency mortgage-back securities. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Bloomberg Barclays U.S. Government/Mortgage Bond Index: The index measures the performance of U.S. government bonds and mortgage-related securities. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

Glossary of Terms Used in this Report (Unaudited) (continued)

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to the Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve the Investment Management Agreement and Sub-Advisory Agreement on behalf of the Fund on an annual basis. The Investment Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market for Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and the resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen funds and/or the complex; a description of the profitability or financial data of Nuveen and various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leveraging financing for the Nuveen closed-end funds; the secondary market trading of the Nuveen closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the resulting performance of the Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; legal support; and with respect to closed-end funds, leverage, capital and distribution management services.

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:

•

Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•

Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•

Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•

Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership;

•

Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process; and

•	with respect specifically to closed-end funds, such initiatives also included:

••

Leverage Management Services – continuing activities to expand financing relationships and develop new product structures to lower fund leverage expenses and to manage associated risks, particularly in an interest rate increasing environment;

••

Capital Management Services – continuing capital management activities through the share repurchase program and additional equity offerings in seeking to increase net asset value and/or improve fund performance for the respective Nuveen funds;

••	Data and Market Analytics – continuing development of databases that help with obtaining and analyzing ownership data of closed-end funds;

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

••

Enhanced Secondary Market Reporting – providing enhanced reporting and commentary on the secondary market trading of closed-end funds which permit more efficient analysis of the performance of the Nuveen funds compared to peers and of trends in the marketplace; and

••	Tender Option Bond Services – providing the additional support services necessary for Nuveen funds that seek to use tender option bonds to meet new regulatory requirements.

The Board also recognized the Adviser’s investor relations program which seeks to advance the Nuveen closed-end funds through, among other things, raising awareness and delivering education regarding closed-end funds to investors and financial advisors and promoting the Nuveen closed-end funds with such investors.

In addition to the services provided by the Adviser, the Board also noted the business-related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Fund. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Fund over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each applicable Advisory Agreement.

B.	The Investment Performance of the Fund and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of the Fund. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance. In addition to the foregoing, in recognizing the importance of secondary market trading to shareholders of closed-end funds, the Board reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date as well as relative to the premiums or discounts of certain peers and the funds’ total return based on net asset value and market price over various periods. The Board considers the review of premiums and discounts of the closed-end funds to be a continuing priority and as such, the Board and/or its Closed-end Fund Committee also receives an update on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds at each quarterly meeting, reviewing, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds based on net asset value and price over various periods; the volatility trends in the market; the distribution data of the Nuveen closed-end funds and as compared to peer averages; and a summary of the common share shelf offerings and share repurchase activity during the applicable quarter. As the Board’s Closed-end Fund Committee oversees matters particularly impacting the closed-end fund product line, the committee further engages in more in-depth discussions of the premiums and discounts of the Nuveen closed-end funds at each of its quarterly meetings.

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long term performance figures. The Board further recognized that a shareholder’s experience in the Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board noted that the Fund ranked in the third quartile of its Performance Peer Group in the one-, three- and five-year periods. In considering performance, the Board, however, recognized that the Fund’s Performance Peer Group was ranked low for relevancy. The Fund also outperformed its blended benchmark during such periods. The Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of the Fund. More specifically, the Independent Board Members reviewed, among other things, the Fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage for closed-end funds) of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the Nuveen closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets for the closed-end funds) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board considered that

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017.

The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.

The Independent Board Members noted that the Fund had a net management fee and a net expense ratio below the peer average.

Based on their review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. For the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, investment companies outside the Nuveen family, foreign investment companies offered by Nuveen and collective investment trusts. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.

The Board recognized that the Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. With respect to ETFs, the Board considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds which also contributed to differing management fee levels compared to such other Nuveen funds. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as the Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund-level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as co-manager in the initial public offerings of new closed-end funds and as the underwriter on shelf offerings of existing closed-end funds.

In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Fund on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund or is acquired through the commissions paid on portfolio transactions of other funds or clients.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	2008 Class II		170

∎ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III		170

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I		170

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).
1952 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III		170

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II		170

∎ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.
1944 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1996 Class III		170

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I		170

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I		170

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I		170

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2017 Class II		168

Interested Board Member:

∎ MARGO L. COOK(3)(4)			President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since July 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (October 2016- August 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III		170

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2007		75

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Controller	1998		170

∎ NATHANIEL T. JONES			Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016		170

∎ WALTER M. KELLY			Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Compliance Officer and Vice President	2003		170

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ DAVID J. LAMB			Managing Director (since January 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2015		75

∎ TINA M. LAZAR			Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002		170

∎ KEVIN J. MCCARTHY			Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007		170

∎ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018		75

∎ MICHAEL A. PERRY			Executive Vice President since February 2017, previously Managing Director from October 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017		75

∎ CHRISTOPHER M. ROHRBACHER

Managing Director (since January 2017) of Nuveen Securities, LLC;

2008 Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.

1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008		170

∎ WILLIAM A. SIFFERMANN			Managing Director (since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017		170

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2013		170

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		170

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President Secretary	1988		170

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)

On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-A-0618D 569726-INV-Y-08/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Multi-Market Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
June 30, 2018	$35,570	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

June 30, 2017	$34,610	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
June 30, 2018	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

June 30, 2017	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
June 30, 2018	$0	$0	$0	$0
June 30, 2017	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, Chair, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC (“NFALLC”) is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”). NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”), as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

John T. Fruit, CFA, entered the financial services industry in 1988 and joined FAF Advisors in 2001 as a senior fixed-income research analyst. He became a portfolio manager in 2005 and most recently served as Senior Fixed-Income Portfolio Manager at FAF Advisors until joining Nuveen Asset Management. He joined Nuveen Asset Management as Senior Vice President, Portfolio Manager and Head of High-Yield Credit Sector Team on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

Jason J. O’Brien, CFA, entered the financial services industry in 1993 when he joined FAF. He became a portfolio manager in 2001 and most recently served as Fixed-Income Portfolio Manager at FAF until joining Nuveen Asset Management. He joined Nuveen Asset Management as Vice President and Portfolio Manager on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

Peter L. Agrimson, CFA, is a co-manager on the Short Duration Multi Sector strategy and related institutional portfolios. He is also a member of the Securitized Debt Sector Team, responsible for trading mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. He performs credit analysis and surveillance for the firm’s mortgage-backed securities and asset-backed securities portfolios. He began working in the financial services industry in 2005.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of June 30, 2018, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

	(ii) Number of Other Accounts Managed and Assets by Account Type*						(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
John T. Fruit	6	$2.47 billion	0	$0	5	$3.1 million	0	$0	0	$0	0	$0
Jason J. O’Brien	2	$601 million	0	$0	31	$1.3 billion	0	$0	0	$0	0	$0
Peter L. Agrimson	4	$1.65 billion	0	$0	3	$301.3 million	0	$0	0	$0	0	$0
*	Assets are as of June 30, 2018.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF JMM SECURITIES AS OF JUNE 30, 2018

Name of Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Peter L. Agrimson	X
John T. Fruit	X
Jason J. O’Brien	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multi-Market Income Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: September 6, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 6, 2018